Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

AMC Diligence, LLC (“AMCD”) its affiliate Meridian Asset Services LLC (“MAS”), or JCIII & Associates, LLC (formerly JCIII & Associates, Inc.), a wholly owned subsidiary of AMC Diligence, LLC, (“JCIII”, and together with AMC Diligence, LLC, “AMC”) performed the due diligence services described below (the “Review”) on residential mortgage loans and business purpose loans originated by various parties who are sellers to Mortgage Acquisition Trust I LLC or its affiliates (the “Client”) through flow or mini-bulk transactions or via reliance letters. The Review was conducted on mortgage loans with origination dates from September 1990 through November 2018 via files imaged and provided by the Client for review. The Review included loans reviewed under a Compliance Scope (1,745 mortgage loans) and the Business Purpose Scope (9 loans). The mortgage loans (Compliance Scope) and the loans (Business Purpose Scope) are together referred to as the Loans.

(2) Sample size of the assets reviewed.

The Review was conducted on the portion of the securitization mortgage loan population reviewed by AMC. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review. During the course of the selection of the final securitization population mortgage loans may have been eliminated from originally envisioned securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:

▪	“Compliance Review”:	1,745 mortgage loans
▪	“Business Purpose Review”:	9 mortgage loans
▪	“Modification and Data Review”:	1,754 mortgage loans
▪	“Collection Comment Review”:	1,754 mortgage loans
▪	“Payment History Review”:	1,754 mortgage loans
▪	“Title Review”	1,754 mortgage loans
▪	“Valuation Reconciliation”	50 mortgage loans

(3) Determination of the sample size and computation.

The sample size of the Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

Data Integrity Review: AMC performed a review utilizing information collected during the Review and comparing such information against the data tape. This comparison included 41 fields as listed below. Additional detail is contained in the Data Integrity Review Summary below.

STADDRESS	MODIFIED	LIFEMAXRT
CITY	PRAREMAINING	LIFEMINRT
STATE	MODDATE	BALLOON
ZIP	MORIGBAL MOD1	IOFLAG
LNAME	DEFPRINBAL	IOEXPDATE
LOANPURP	FPDATE MOD1	STEP1RATE
SALESPRICE	MTDATE	STEP1RATEDATE
APPVAL	ARMORFIX	STEP2RATE
PROPTYPE	INDEXCD	STEP2RATEDATE
ORIGDATE	MARGIN	STEP3RATE
ORIGBAL	RFREQ	STEP3RATEDATE
FPDATE	FPADATE	STEP4RATE
ORIGRATE	PERFLOOR	STEP4RATEDATE
ORIGPANDI	PERCAP

AMC performed a review of the LATESTVAL, LATESTDATE, and LATESTTYPE on the data tape to confirm the data was accurate based on the following methodology described by the Client.

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▪	For assets where the 2055/Desktop Appraisal data is within 12 months of the cut-off date, the 2055/Desktop Appraisal value was utilized, respectively.
▪	For assets where a BPO Recon value is within 12 months of the cut-off date, the BPO Recon Value was utilized.
▪	For assets where the BPO is within 12 months of the cut-off date, the BPO value was utilized.
▪	For assets where no BPO value was available, an AVM or HPI value was obtained within 12-months of the cut-off date and was utilized.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC did not complete a credit review as part of the Review.

(6) Value of collateral securing the assets: review and methodology.

On 50 mortgage loans AMC performed an in-depth, independent value reconciliation when an updated BPO varied by more than 15% from the prior BPO. AMC gathered and analyzed additional comps using online, paid & free sites to determine a reconciled value. A report was provided for each property with the documented comparables and the appraisers’ commentary.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (1,712 Mortgage Loans)

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and

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vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

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vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (1 Mortgage Loan)

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;

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c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

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For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

FOR APPLICATION DATES ON OR AFTER OCTOBER 3, 2015 (32 Mortgage Loans)

For mortgage loans with application dates on or after October 3, 2015 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 and FOR APPLICATION DATES ON OR AFTER JANUARY 10. 2014 sections above plus:

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the "SFIG Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

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Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(XII) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;

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v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)
c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(XIII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

DOCUMENT REVIEW

For each Loan, AMC will review the Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

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Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

(8) Other: review and methodology.

Servicing Comment Review: AMC performed a 12-month or 36-month review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

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Payment History Review: AMC performed a 36-month review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 36-month look back for each mortgage loan within the payment history population.

Data Collection and Data Integrity Review: AMC compared the relevant data fields on the bid tape provided by the client where that data field can be sourced in the loan file, to the data found in the actual file as captured by AMC. All material discrepancies were noted and reported back to the client.

Modification Review: AMC conducted a review of the modification, or modifications, contained within the mortgage loan file.

Title Review: Meridian was engaged to perform diligence on multiple pools of mortgage loans. The diligence was performed at Meridian’s office in St. Petersburg, Florida. The diligence consisted of an analysis of the mortgage chain of title as well as current outstanding recorded liens. Property reports and images of recorded documents were provided by a title abstracting service provider selected by the engaging party (“Property Reports”). Meridian gathered, analyzed, and reviewed the Property Reports to assess any title, vesting, or lien issues and provided the engaging party a detailed report of all relevant findings.

The scope of the diligence included the following:

A.	Chain of Title Review: The deed chain was reviewed to identify:
a.	Any mortgages which were not executed by all parties on title at the time of origination/recordation to identify any potential concerns related to mortgage enforceability or lien perfection.
b.	Any properties which were no longer owned at least in part by the subject mortgage borrower were reviewed to identify potential concerns related to or arising from the current ownership status.

B.	First Lien Position Review: Lien and subject mortgage information was reviewed to identify:
a.	Any mortgages recorded prior to the subject mortgage. (“Prior Mortgages”)
b.	Any other liens or judgments recorded prior to the subject mortgage. (“Prior Liens”)
c.	Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:
i.	Municipal liens (“Municipal Liens”)
ii.	Property tax liens/security agreements (“Property Tax Liens”)
iii.	Federal/DOJ/IRS Tax liens (“Federal Tax Liens”)
iv.	HOA liens (including the identification of HOA super lien states) (“Super Position HOA Liens”)

C.	Prior Mortgage & Lien Validity Review: For those items identified in B(a) and B(b), an additional level of review was completed to determine if the item in question was then currently attached and/or enforceable against the subject property as a priority lien, such as:
a.	Regional statutes/case law related to lien/mortgage enforcement
b.	Debtor Identity Verification (i.e. Commonality of Name)
c.	Attachment protections like Tenancy by the Entireties, Instantaneous Seisin, etc.
d.	Recorded Satisfactions, Releases, Reconveyances, Cancellations, Subordination Agreements, etc. (whether shown on the Property Report or independently located via online public records)

D.	Title Policy Coverage Review: For those items identified in Section B(a) and B(b) above which were not resolved in Section C above and for those items identified in Section A(a) above, Meridian reviewed the Lender’s Title Policy (“Title Policy”), when available, to determine whether Meridian believed that damages resulting from the item in question could be indemnified by the title insurer under the apparent terms and conditions of the Title Policy. The findings of this review are limited to the identification of coverage exceptions which are explicitly itemized in the Title Policy and should not be construed as the equivalent to the Insurers determination of coverage.

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E.	Miscellaneous Item Review: In instances where a miscellaneous item or exception is identified in the course of the itemized scope that is not otherwise categorized above (“Miscellaneous Items”), that item is reviewed to confirm whether or not it is believed to be a concern with respect to the enforceability of the subject mortgage or of material interest to the engaging party.

SUMMARY OF FINDINGS AND CONCLUSIONS

There were 1,754 mortgage loans in the final population as reviewed by AMC. After all documents were presented, 1,564 (89.17%) of the mortgage loans had exceptions; however, only 140 (7.98%) of the mortgage loans had exceptions that triggered a C or D rating under DBRS NRSRO criteria. After all documents were presented, 1,565 (89.22%) of the mortgage loans had exceptions; however, only 141 (8.04%) of the mortgage loans had exceptions that triggered a C or D rating under Moody’s NRSRO criteria.

OVERALL RESULTS SUMMARY (1,754 Mortgage Loans)

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

Of the mortgage loans in the population, 1,729 were reviewed by AMCD and 25 were reviewed by JCIII.

COMBINED TOTAL (1,754 Mortgage Loans)

NRSRO Grade (DBRS)	Loan Count	% of Loans
A	190	10.83%
B	1424	81.19%
C	27	1.54%
D	113	6.44%
Total	1754	100.00%

NRSRO Grade (Moody’s)	Loan Count	% of Loans
A	189	10.78%
B	1424	81.19%
C	28	1.60%
D	113	6.44%
Total	1754	100.00%

AMCD TOTAL (1,729 Mortgage Loans)

NRSRO Grade (DBRS)	Loan Count	% of Loans
A	186	10.76%
B	1409	81.49%
C	24	1.39%
D	110	6.36%
Total	1729	100.00%

NRSRO Grade (Moody’s)	Loan Count	% of Loans
A	185	10.70%
B	1409	81.49%
C	25	1.45%
D	110	6.36%
Total	1729	100.00%

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JCIII TOTAL (25 Mortgage Loans)

NRSRO Grade (DBRS, Moody’s)	Loan Count	% of Loans
A	4	16.00%
B	15	60.00%
C	3	12.00%
D	3	12.00%
Total	25	100.00%

REVIEW EXCEPTION SUMMARY (1,754 Mortgage Loans)

The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

AMCD POPULATION (1,687 Mortgage Loans) FOR APPLICATION DATES BEFORE JANUARY 10, 2014

Exception Type	Exception Level Grade	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	110
		Incomplete File	2
		Missing, Incorrect, or Incomplete Note	2
		Total Compliance Grade (D) Exceptions:	114
	C	State Defect	17
		FHA MIP	3
		Missing, Incorrect, or Incomplete HUD-1	1
		Total Compliance Grade (C) Exceptions:	21
	B	TILA	1,016
		Missing Application Date	747
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	727
		Missing Non-Required Data	528
		FACTA	477
		RESPA	400
		Missing, Incorrect, or Incomplete GFE	233
		Missing, Incorrect, or Incomplete Final TIL	232
		LTV Test	185
		Misc. State Level	141
		Missing Required Data (other than HUD-1 or Note)	139
		State Defect	131
		State Late Charge	55
		Missing Required Data	30
		Final TIL Estimated	26
		Safe Act	25
		Legal / Regulatory / Compliance	14
		TIL-MDIA	14
		Missing, Incorrect, or Incomplete Final or Initial 1003	12
		FHA	11
		Missing, Incorrect, or Incomplete Initial TIL	6
		Federal HPML	4
		Missing, Incorrect, or Incomplete Note	1
		State HPML	1
		Cross Collateralized	1
		Total Compliance Grade (B) Exceptions:	5,156
Total Compliance Exceptions:			5,291

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AMCD POPULATION (33 Mortgage Loans) FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014

Exception Type	Exception Level Grade	Exception Category	Total
Compliance	C	ATR/QM Defect	4
		TRID Defect	3
		Total Compliance Grade (C) Exceptions:	7
	B	TRID	35
		TRID Defect	37
		Missing Non-Required Data	6
		TILA	3
		ECOA	2
		Missing Disclosure	2
		Missing, Incorrect, or Incomplete Final or Initial 1003	2
		ATR/QM Defect	2
		RESPA	2
		Misc. State Level	1
		Missing, Incorrect, or Incomplete Note	1
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	1
		Total Compliance Grade (B) Exceptions:	94
Total Compliance Exceptions:			101
Credit	D	Credit	1
		Total Credit Grade (D) Exceptions:	1
	C	Loan Package Documentation	23
		Credit	4
		Insurance	3
		Legal / Regulatory / Compliance	1
		System	1
		Assets	1
		TRID	1
		Total Credit Grade (C) Exceptions:	34
	B	Credit	7
		Loan Package Documentation	5
		Data Verification	2
		Missing Document	2
		Borrower and Mortgage Eligibility	2
		Insurance	1
		Guideline	1
		Total Credit Grade (B) Exceptions:	20
Total Credit Exceptions:			55
Property	C	Property - Appraisal	1
		Total Property Grade (C) Exceptions:	1
Total Property Exceptions:			1
Grand Total:			157

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AMCD POPULATION (9 Mortgage Loans) FOR BUSINESS PURPOSE REVIEW

Exception Type	Exception Level Grade	Exception Category	Total
Credit	B	Credit	13
		Loan Package Documentation	3
		Total Credit Grade (B) Exceptions:	16
Total Credit Exceptions:			16
Grand Total:			16

JCIII Population (25 Mortgage Loans)

Exception Type	Exception Level Grade	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	3
		Total Compliance Grade (D) Exceptions:	3
	C	Missing, Incorrect, or Incomplete HUD-1	2
		State Late Charge	1
		Total Compliance Grade (C) Exceptions:	3
	B	Misc. State Level	47
		Missing, Incorrect, or Incomplete Initial TIL	11
		HMDA	7
		Missing, Incorrect, or Incomplete GFE	6
		RESPA	4
		TILA	4
		Missing, Incorrect, or Incomplete Final TIL	4
		Missing Disclosure	2
		FACTA	2
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	2
		Total Compliance Grade (B) Exceptions:	89
Total Compliance Exceptions:			95
Grand Total:			95

DATA INTEGRITY REVIEW SUMMARY (1,754 Mortgage Loans)

The Data Integrity Review was completed to compare information collected by AMC during the course of the review on loans reviewed by AMCD for compliance or the data review conducted by AMCD on loans that were reviewed by JCIII for compliance versus the provided data tape. In total, AMC identified 41 fields that were compared across various loans in the population. Some of the comparison fields are conditional based on loan characteristics (ex. ARM vs. Fixed); however, AMC, in the counts below, has included in the total comparison population all loans in the securitization population regardless of whether such data field may have been applicable for the loan in questions such that a N/A is equivalent to not exhibiting a variance.

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Field Label	Loans With Discrepancy
ORIGPANDI	711
PROPTYPE	480
MTDATE	317
DEFPRINBAL	281
BALLOON	258
ORIGBAL	206
MODIFIED	78
STEP1RATE	64
LNAME	50
FPADATE	41
CITY	39
LOANPURP	38
STADDRESS	34
STEP1RATEDATE	33
IOEXPDATE	20
MODDATE	18
APPVAL	17
LIFEMINRT	17
MARGIN	16
RFREQ	14
INDEXCD	14
PERCAP	14
PERFLOOR	14
ARMORFIX	14
LIFEMAXRT	13
ORIGRATE	10
PRAREMAINING	6
FPDATE	5
STEP2RATE	5
IOFLAG	4
STEP2RATEDATE	3
ZIP	2
ORIGDATE	2
STEP3RATEDATE	1
STEP3RATE	1
Total	2840

SERVICING COMMENT REVIEW SUMMARY (1,754 Mortgage Loans)

AMC performed a servicing comment review on a total of 1,754 mortgage loans. In total 185 mortgage loans (10.55%) carried an EV3 exception. The exception detail is in the EV3 Exceptions – By Loan Count table below.

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Servicing Review Grade	Loan Count	% of Loans
1	1292	73.66%
2	277	15.79%
3	185	10.55%
Total	1754	100.00%

Lookback Period	Loan Count	% of Loans
Thirty-Six (36) Months	300	17.10%
Twelve (12) Months	1454	82.90%
Total	1754	100.00%

EV3 Exceptions - By Loan Count	Total	% of Loans
Pay History - Incomplete - Missing	63	31.98%
Delinquent Taxes - Delinquent taxes, but not tax sale	37	18.78%
MI Not Being Paid As Required	34	17.26%
Collection Comments - Incomplete -	14	7.11%
Cease and Desist Request Received From Mortgagor or 3rd Party	12	6.09%
Damaged/Occupied/FEMA Zone - Damage remains unresolved and no indication covered by insurance	12	6.09%
Damaged Interior - Damage remains unresolved and no indication covered by insurance	8	4.06%
Title Issue -	5	2.54%
Damaged Exterior - Damage remains unresolved and no indication covered by insurance sufficient to cover repair	4	2.03%
Damaged Exterior - Active insurance claim but unclear who holds funds or covered by bid	3	1.52%
There are indications of fraud on the loan.	2	1.02%
Comments Indicate Foreign National	1	0.51%
Damaged/Occupied/FEMA Zone - Active insurance claim but unclear who holds funds or covered by bid	1	0.51%
Legal Description Issue - Mortgage contained incorrect legal and no actions to correct to date	1	0.51%
Total	197	100.00%

PAYMENT HISTORY REVIEW SUMMARY (1,754 Mortgage Loans)

1,692 of the 1,754 mortgage loans subjected to the Payment History Review had complete pay history strings. In total, 1,313 mortgage loans (74.86%) showed at last one delinquency within the look back period. In addition, 7 mortgage loans (0.40%) did not show a delinquency but had at least one month of missing payment history data. As of the 04/30/2019, 5/31/2019 and 06/01/2019 cutoff date, 1,588 mortgage loans were current.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquency, No Missing Data	434	24.74%
No Delinquency, At Least One Month Missing	7	0.40%
Delinquency, No Missing Data	1258	71.72%
Delinquency, At Least One Month Missing	55	3.14%
Total	1754	100.00%

Lookback Period	Loan Count	% of Loans
Thirty-Six (36) Months	1754	100.00%
Total	1754	100.00%

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MAS TITLE REVIEW SUMMARY (1,754 Mortgage Loans)

As part of the due diligence services, the Client provided AMC (MAS) with identifying data on 1,754 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

•	Except with respect to 22 mortgage loans, there are no potential issues surrounding deed vesting concerns. With respect to these 22 of these mortgage loans with potential deed vesting concerns, 20 mortgage loan files contain a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage.
•	Except with respect to 48 Super Position HOA Liens across 28 mortgage loan files, no unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.
•	Except with respect to 146 Municipal Liens across 45 mortgage loan files and 7 PACE Assessments across 5 mortgage loan files, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
•	Except with respect to 19 Property Tax Liens across 14 mortgage loan files, no unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
•	Except with respect to 8 Prior Liens across 8 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 8 remaining Prior Liens across 8 mortgage loan files, all 8 mortgage loan files contain a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage.
•	On those 1,718 files reported to be intended first lien mortgages by Client, except with respect to 101 Prior Mortgages across 82 mortgage loan files that were reflected in the title search to be senior to the subject mortgage, all Prior Mortgages identified by the title abstracting service provider have been resolved. With respect to the remaining 101 Prior Mortgages across 82 mortgage loan files, 72 mortgage loan files contain a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage. With respect to those 15 remaining Prior Mortgages across 10 mortgage loan files, 1 Prior Mortgage was found to be open/active on the CBR provided by Client. With respect to the remaining prior mortgage that is open/active on the CBR provided by Client, the prior mortgage is identified on the face of the document to be a second mortgage and, as it was originated simultaneously with the subject mortgage, is presumed to be in prior lien position due to an erroneous recording order.
•	On those 36 files reported to be intended 2nd lien mortgages by Client, except with respect to 2 mortgage loan files, all mortgage loan files were reflected in the title search to be in 2nd lien position or better. With respect to those 34 mortgage files in 2nd lien position or better, 12 are reflected in 1st lien position by the title search vendor. With respect to the remaining 2 mortgage loan files shown to be in a position greater than 2nd, both mortgage loan files contain a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage for one of the two prior mortgages.
•	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization

ADDITIONAL SUMMARY

The summary information below represents data collected during the AMCD and JCIII Compliance Reviews. Some “% of Loans” may not add to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	1,347	76.80%	$211,797,419.07	67.63%
Adjustable	405	23.09%	$101,256,323.81	32.33%
Unknown	2	0.11%	$129,000.00	0.04%
Total	1,754	100.00%	$313,182,742.88	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	1,719	98.00%	$310,798,110.38	99.24%
2	28	1.60%	$1,904,747.50	0.61%
3	6	0.34%	$479,885.00	0.15%
Unknown	1	0.06%	$0.00	0.00%
Total	1,754	100.00%	$313,182,742.88	100.00%

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Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	603	34.38%	$90,787,329.89	28.99%
Cash Out: Home Improvement/Renovation	13	0.74%	$2,786,515.72	0.89%
Cash Out: Other/Multi-purpose/Unknown Purpose	489	27.88%	$72,282,039.70	23.08%
Limited Cash-Out	2	0.11%	$836,500.00	0.27%
First Time Home Purchase	163	9.29%	$32,628,426.91	10.42%
Other-than-first-time Home Purchase	199	11.35%	$51,691,816.63	16.51%
Rate/Term Refinance - Lender Initiated	1	0.06%	$109,250.00	0.03%
Rate/Term Refinance - Borrower Initiated	210	11.97%	$50,420,514.26	16.10%
Construction to Permanent	7	0.40%	$2,425,386.00	0.77%
Unavailable	67	3.82%	$9,214,963.77	2.94%
Total	1,754	100.00%	$313,182,742.88	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	25	1.43%	$2,042,956.68	0.65%
121-180 Months	121	6.90%	$9,302,245.35	2.97%
181-240 Months	248	14.14%	$21,727,912.20	6.94%
241-360 Months	1,302	74.23%	$262,948,304.54	83.96%
361+ Months	56	3.19%	$17,032,324.11	5.44%
Unknown	2	0.11%	$129,000.00	0.04%
Total	1,754	100.00%	$313,182,742.88	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	1,029	58.67%	$185,149,359.37	59.12%
Condo, Low Rise	33	1.88%	$7,041,848.00	2.25%
Condo, High Rise	7	0.40%	$1,943,000.00	0.62%
Condotel	1	0.06%	$222,000.00	0.07%
PUD	107	6.10%	$33,998,840.50	10.86%
Townhouse	5	0.29%	$1,076,976.91	0.34%
Single-wide Manufactured Housing	214	12.20%	$22,101,047.53	7.06%
1 Family Attached	26	1.48%	$3,521,583.32	1.12%
2 Family	48	2.74%	$13,029,800.58	4.16%
3 Family	6	0.34%	$1,033,595.15	0.33%
4 Family	5	0.29%	$1,012,476.76	0.32%
Land	22	1.25%	$2,178,808.53	0.70%
Office	37	2.11%	$5,936,735.53	1.90%
Other	18	1.03%	$3,749,206.67	1.20%
Unavailable	196	11.17%	$31,187,464.03	9.96%
Total	1,754	100.00%	$313,182,742.88	100.00%

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Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	1,564	89.17%	$283,348,995.41	90.47%
Investment	127	7.24%	$19,573,437.26	6.25%
Second Home	33	1.88%	$6,586,805.50	2.10%
Unknown	30	1.71%	$3,673,504.71	1.17%
Total	1,754	100.00%	$313,182,742.88	100.00%

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